UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2006

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Canal Park, Cambridge MA	02141
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 21, 2006, we issued a press release announcing that (a) the holders of our Series D-1 convertible preferred stock had exercised their option to convert all of the outstanding shares of Series D-1 convertible preferred stock into shares of common stock and (b) we had notified the holder of our Series D-2 convertible preferred stock of our intention to redeem all of the outstanding shares of Series D-2 convertible preferred stock on January 30, 2007, subject to the holder’s right to convert those shares into shares of common stock prior to the redemption date.  The full text of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on December 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: December 21, 2006	By:	/s/ Frederic G. Hammond
Frederic G. Hammond Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on December 21, 2006